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                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of this ___ day of _________, 2000 by and between HealthGrades.com, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), HG.com, Inc., a corporation incorporated under the laws of the State of Delaware and a subsidiary of the Company ("HG"), Physician Report Cards, Inc., a corporation incorporated under the laws of the State of Delaware and a wholly-owned subsidiary of the Company ("Newco"), and Peter A. Fatianow, an individual, and Sarah P. Loughran, an individual (together, the "Individuals").

                                   BACKGROUND

         The Individuals and the Company own all of the issued and outstanding common stock of HG, par value $0.001 (the "HG Shares").

         The Board of Directors of the Company, the Board of Directors of HG and the Individual desire to consummate a merger whereby HG will be merged with and into Newco and the Individuals will each receive shares of the Company's common stock, par value $0.001 (the "Company Shares"), in exchange for the HG Shares owned by such individuals.

                                   WITNESSETH

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual representations, warranties, agreements and covenants contained herein, hereby agree as follows:

                             ARTICLE 1 - THE MERGER

         SECTION 1.1 The Merger Subsidiary. HG is to be merged with and into Newco, a wholly-owned subsidiary of the Company (the "Merger") as set forth in
Section 1.2 hereof. Newco was formed to facilitate the Merger. The Company will
(i) cause Newco to execute and deliver this Agreement pursuant to Section 251 of Delaware Law, and (ii) execute a formal written consent under Section 228 of Delaware Law as the sole stockholder of Newco, approving the execution, delivery and performance of this Agreement by Newco.

         SECTION 1.2 The Merger. At the Effective Time (as defined in Section
1.3 hereof) and subject to and upon the terms and conditions of this Agreement and Delaware Law, the Merger shall be consummated, whereby HG shall be merged with and into Newco, the separate corporate existence of HG shall cease, and Newco shall continue as the surviving corporation which shall be a wholly owned subsidiary of the Company. As the surviving corporation after the Merger, Newco is herein sometimes referred to as the "Surviving Corporation" and HG as the non-surviving corporation after the Merger is herein sometimes referred to as the "Merged Corporation." The Company, the Individuals and Newco are herein referred to collectively as the "Parties" and each individually as a "Party".


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         SECTION 1.3 Effective Time. As promptly as practicable after the date hereof, the Parties shall cause the Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the Sate of Delaware with respect to the Merger, in such form as required by, and executed in accordance with, the relevant provisions of Delaware Law (the time of such filing being the "Effective Time").

         SECTION 1.4 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of HG shall continue with, or vest in, as the case may be, Newco as the Surviving Corporation. As of the Effective Time, the Surviving Corporation shall be a direct wholly owned subsidiary of the Company.

         SECTION 1.5 Subsequent Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to continue in, vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties, privileges, franchises or assets of the Merged Corporation acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be directed and authorized to execute and deliver, in the name and on behalf of the Merged Corporation, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of such corporation or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties, privileges, franchises or assets in the Surviving Corporation or otherwise to carry out this Agreement.

         SECTION 1.6 Certificate of Incorporation: Bylaws; Directors and Officers of Surviving Corporation. At the Effective Time:

                  (1) the Certificate of Incorporation of Newco as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended as provided by law and such Certificate of Incorporation;

                  (2) the Bylaws of Newco immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, until thereafter amended as provided by law and the Certificate of Incorporation and the Bylaws of such Surviving Corporation; and

                  (3) the directors of Newco immediately prior to the Effective Time shall become the directors of the Surviving Corporation, comprising the entire Board of Directors of the Surviving Corporation, from and after the Effective Time, in each case until their successors are elected and qualified or until their resignation or removal


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                  (4) the officers of Newco immediately prior to the Effective
         Time shall continue to serve in their respect offices of the Surviving Corporation from and after the Effective Time, in each case until their successors are appointed or until their resignation or removal. If, at the Effective Time, a vacancy shall exist in any office of the Surviving Corporation, such vacancy may thereafter be filled in the manner provided by law and the Bylaws of the Surviving Corporation.


                  ARTICLE 2 - EFFECT ON STOCK OF THE SURVIVING
                     CORPORATION AND THE MERGED CORPORATION


         SECTION 2.1 Conversion of Securities. The manner and basis of converting the shares of common stock of the Surviving Corporation and the Merged Corporation at the Effective Time, by virtue of the Merger and without any action on the part of any of the Parties or the holder of any of such securities, shall be as hereinafter set forth in this Article II.

         SECTION 2.2 Conversion of HG Shares.

                  (5) Subject to Section 2.2(b) and except as set forth in
         Section 2.6 with respect to Dissenting Shares (hereinafter defined), each HG Share issued and outstanding immediately before the Effective Time (excluding those canceled pursuant to Section 2.3) and all rights in respect thereof, shall at the Effective Time, without any action on the part of any holder thereof, forthwith cease to exist and be converted into and become exchangeable for 0.93827 Company Shares.

                  (6) As of the Effective Time, all shares of HG Shares converted pursuant to Section 2.2(a) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate (each, an "Old Certificate") representing any such shares of HG Shares shall cease to have any rights with respect thereto, except the right to receive Company Shares, in accordance with Section 2.2(a) and any cash in lieu of fractional Company Shares to be paid in consideration therefor upon surrender of such certificate in accordance with Section 2.4, without interest.

         SECTION 2.3 Cancellation of Treasury Shares and Company-Owned Shares. At the Effective Time, each HG Share held in the treasury of HG or owned by the Company immediately prior to the Effective Time shall be canceled and retied and no shares of stock or other securities of HG or the Surviving Corporation shall be issuable, and no payment or other consideration shall be made, with respect thereto.

         SECTION 2.4 Transfer Books. The stock transfer books of HG shall be closed at the Effective Time and no transfer of any HG Shares will thereafter be recorded on an of such stock transfer books. IN the event of a transfer of ownership of HG Shares that is not registered in the stock transfer records of HG Shares at the Effective Time, if the certificate for such HG shares as the case may be, is surrendered as provided herein, accompanied by all documents required to evidence and effect such transfer and by evidence of payment of any applicable stock transfer



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tax, then, (i) in the case of transferred HG Shares, a certificate or certificates representing the number of whole shares of the Company into which such HG Shares shall have been converted shall be issued to the transferee together with a cash payment in lieu of fractional shares, if any, in accordance with Section 2.6 hereof.

         SECTION 2.5 No Fractional Share Certificates.

                  (7) No scrip or fractional share certificate for Company Shares will be issued in certificate or book entry form upon the surrender for exchange of Old Certificates, and an outstanding fractional share interest will not entitle the owner thereof to vote, to receive dividends or to any rights of a stockholder of the Company or of the Surviving Corporation with respect to such fractional share interest.

                  (8) As soon as practicable after the determination of the amounts of cash, if any, to be paid to holders of HG Shares with respect to any fractional share interests, the Company shall make available such amounts, net of any required withholding, to such holders of HG Shares, subject to and in accordance with the terms hereof. The amount of cash to be so delivered shall be computed based upon the closing price per share of the Company Shares on the Nasdaq Small Cap Market on the Effective Date.

         SECTION 2.6 Dissenting Shares. Notwithstanding Section 2.2, HG Shares issued and outstanding immediately prior to the Effective Time and which are held by a holder who has not voted such shares in favor of the Merger by executing this Agreement, who shall have delivered a written demand for appraisal of such shares in the manner provided by the Delaware Law and who, as of the Effective Time, shall not have effectively withdrawn or lost such right to appraisal ("Dissenting Shares") shall not be converted pursuant to Section
2.2. The holders thereof shall be entitled only to such rights as are granted by
Section 262 of the Delaware Law. Each holder of Dissenting Shares who becomes entitled to payment for such Dissenting Shares pursuant to Section 262 of the Delaware Law shall receive payment therefor from the Surviving Corporation in accordance with the Delaware Law; provided however that (i) if any such holder of Dissenting Shares shall have failed to establish his entitlement to appraisal rights as provided in Section 262 of the Delaware Law, (ii) if any holder of Dissenting Shares shall have effectively withdrawn his demand for appraisal of such Dissenting Shares or lost his right to appraisal and payment for his or her Dissenting Shares under Section 262 of the Delaware Law or (iii) if neither any holder of Dissenting Shares nor the Surviving Corporation shall have filed a petition demanding a determination of the value of all Dissenting Shares within the time provided in Section 262 of the Delaware Law, such holder shall forfeit the right to appraisal of such Dissenting Shares and each such Dissenting Share shall be treated as if it had been converted, as of the Effective Time, pursuant to Section 2.2, as appropriate. HG shall give the Company prompt notice of any demands received by HG for appraisal of HG Shares and the Company shall have the right to participate in all negotiations and proceedings with respect to such demands.


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                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Representations and Warranties of the Individuals. Each Individual hereby represents and warrants to the Company that:

                  (9) he or she is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended ("the Securities Act");

                  (10) he or she has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of his or her investment in the Company and he or she is able financially to bear the risks thereof;

                  (11) he or she has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

                  (12) the Company Shares being purchased by him or her are being acquired for his or her own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

                  (13) he or she understands that (i) the Company shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and Rule 506 promulgated under the Securities Act, (ii) the Company Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Company Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect; and

                  (14) if he or she sells any Company Shares pursuant to Rule 144 promulgated under the Securities Act, he or she will take all necessary steps in order to perfect the exemption from registration provided thereby.

                           ARTICLE 4 - ACKNOWLEDGMENTS

         SECTION 4.1 Legend. Each Individual hereby agrees that certificates representing the company Shares issued to him or her pursuant hereto may bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.


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         SECTION 4.2 Approval. Each Party that is a stockholder of HG hereby agrees and confirms that such Party's execution of this Agreement shall operate as such Party's written consent to this Agreement in such Party's capacity as a stockholder of HG pursuant to Delaware General Corporation Law Section 228(b) and shall have the same force and effect as resolutions duly adopted at a meeting of stockholders of HG, duly called and held in accordance with law and the by-laws of HG. The Consent delivered pursuant to this Section 4.2 shall be effective as of the date first written above upon the execution and delivery of a copy of this Agreement (whether in the form of an original copy or a telecopy) by the minimum number of votes that would be necessary to authorize or take the actions contemplated hereby at a meeting at which all the stockholders having a right to vote thereon were present and voted by the stockholders of record of HG entitled to express consent or dissent in writing, and it shall not be necessary for the signatures of the stockholders to appear on the same copy hereof.

                         ARTICLE 5 - GENERAL PROVISIONS

         SECTION 5.1 Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements or understandings amount the parties regarding those matters.

         SECTION 5.2 Amendment/Modification. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the parties. If any provision of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties. Nothing in this Agreement shall confer any rights upon any entity other than the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. No party shall assign this Agreement or any right, benefit or obligation hereunder without the consent of each other party. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

         SECTION 5.3 Further Action. Each party shall execute and deliver any and all documents and take any and all other actions that may be deemed reasonably necessary by their respective counsel to complete the transactions contemplated hereby.

         SECTION 5.4 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "including" has the inclusive meaning frequently identified with the phrase "but not limited to" and (d) references to "hereunder" or "herein" relate to this Agreement. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Any reference to a party's being satisfied with any particular item or to a party's determination of a particular item presumes that


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such standard will not be achieved unless such party shall be satisfied or shall have made such determination in its sole or complete discretion.

         SECTION 5.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         SECTION 5.6 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to its provisions concerning choice of laws or choice of forum.

         IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.

                                        HEALTHGRADES.COM, INC.


                                        By: /s/ Patrick M. Jaeckle
                                           -------------------------------
                                        Patrick M. Jaeckle
                                        President



                                        HG.COM, INC.


                                        By: /s/ Kerry R. Hicks
                                           -------------------------------
                                        Kerry R. Hicks
                                        Chief Executive Officer


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                                        PHYSICIAN REPORT CARDS, INC.





                                        By: /s/ Patrick M. Jaeckle
                                           -------------------------------
                                        Patrick M. Jaeckle
                                        President


                                        By: /s/ Peter A. Fatianow
                                           -------------------------------
                                        Peter A. Fatianow



                                        By: /s/ Sarah P. Loughran
                                           -------------------------------
                                        Sarah P. Loughran


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